Exhibit 99.1

Jaguar Global Growth Corporation I and GLAAM Announce Public Filing of Registration Statement in Connection with the Proposed Business Combination

Miami, Florida and Seoul, South Korea – May 5, 2023 – Jaguar Global Growth Corporation I (Nasdaq: JGGC, JGGCR, and JGGCW) (“Jaguar Global”) and GLAAM Co., Ltd. (“GLAAM”), a leading designer and manufacturer of architectural media glass, today announced the public filing of a registration statement on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”). The registration statement is in connection with Jaguar Global and GLAAM’s proposed business combination.

On March 2, 2023, Jaguar Global and GLAAM entered into a definitive business combination agreement that would result in GLAAM becoming a publicly traded company. As a result of the business combination, GLAAM and Jaguar Global shareholders will exchange their shares for shares in a new combined company (“NewCo”). Upon closing of the transaction, NewCo is expected to be renamed, and its ordinary shares are expected to be listed on the Nasdaq Stock Market under a new ticker symbol.

The registration statement on Form F-4 includes a preliminary prospectus with respect to NewCo securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the shareholder meeting of Jaguar Global to vote on, among other things, the business combination. The transaction is expected to close in the third quarter of 2023, subject to the registration statement being declared effective by the SEC, along with regulatory and shareholder approvals.

A copy of the registration statement is available for review on the SEC’s website at www.sec.gov.

For the direct link to the F-4 filing, visit: F-4 (sec.gov)

About Jaguar Global Growth Corporation I

Jaguar Global Growth Corporation I is a partnership between Jaguar Growth Partners, a global investor in growth companies, and Hennessy Capital Group, an alternative asset manager for innovative technology companies. For more information, please visit www.jaguarglobalgrowth.com.

About GLAAM

GLAAM is the inventor and manufacturer of G-Glass, the world’s first architectural media glass that combines IT building material and architectural glass into one standalone product. G-Glass has a variety of applications, including digital out of home media and marketing.

To learn more about GLAAM, visit: www.glaam.co.kr/en.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as Jaguar Global’s exclusive financial advisor and lead capital markets advisor, and Oberon Securities is acting as GLAAM’s exclusive financial advisor.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, Jaguar Global’s, GLAAM’s and NewCo’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaguar Global and its management, NewCo and GLAAM and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against Jaguar Global, GLAAM, NewCo or others; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Jaguar Global or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Jaguar Global or GLAAM as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of NewCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that Jaguar Global, GLAAM or NewCo may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on GLAAM’s business and/or the ability of the parties to complete the proposed business combination; (12) GLAAM’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaguar Global’s final prospectus relating to its initial public offering and in Jaguar Global’s and NewCo’s subsequent filings with the SEC, including the registration statement on Form F-4, which includes the preliminary proxy statement/prospectus, relating to the business combination.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of Jaguar Global, GLAAM or NewCo undertake any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, NewCo has filed with the SEC a registration statement on Form F-4 (the “Registration Statement”) that includes a preliminary prospectus with respect to NewCo securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the shareholder meeting of Jaguar Global to vote on, among other things, the business combination. The Registration Statement filed with the Securities and Exchange Commission has not yet become effective. Jaguar Global’s shareholders and other interested persons are advised to read the Registration Statement, including the preliminary proxy statement/prospectus, and when available, any amendments thereto, the definitive proxy statement/prospectus and any other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about GLAAM, Jaguar Global and the proposed business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of Jaguar Global as of a record date to be established for voting on the proposed business combination. Shareholders are also, or will be, able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, any amendments thereto, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov, or upon written request to Jaguar Global at Jaguar Global Growth Corporation I, 601 Brickell Key Drive, Suite 700, Miami, FL 33131.

Participants in Solicitation

Jaguar Global and its directors and executive officers may be deemed participants in the solicitation of proxies from Jaguar Global’s shareholders with respect to the proposed business combination. A list of the names of Jaguar Global’s directors and executive officers and a description of their interests in Jaguar Global is contained in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Jaguar Global’s securities have changed since the filing of the Registration Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

NewCo, GLAAM and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Jaguar Global in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is contained in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts:

Jaguar Global Growth Corporation I Media Contact

Dukas Linden Public Relations for Jaguar Global Growth Corporation I

+1 212.704.7385

jaguar@dlpr.com

Jaguar Global Growth Corporation I Investor Relations Contact

Cody Slach and Jackie Keshner Gateway Group, Inc.

+1 949.574.3860

JGGC@gatewayir.com

GLAAM Investor Relations Contact

Nakyung Kim

THE IR

+82.2.785.1109

snk@irup.co.kr